Filed pursuant to Rule 497(e)

File Nos. 333-182079 and 811-22712

PREMIER MULTI-SERIES VIT

Supplement Dated December 29, 2015 to the

Prospectus Dated April 27, 2015 (as supplemented thereafter)

Disclosure Relating to NFJ Dividend Value Portfolio (the “Portfolio”)

Effective January 1, 2016, within the Portfolio Summary section, the fee tables and expense examples for the Portfolio under “Annual Portfolio Operating Expenses” are hereby revised in their entirety as follows:

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses	Expense Reductions(2)	Total Annual Portfolio Operating Expenses After Expense Reductions(2)
NFJ Dividend Value	0.70%	0.25%	0.22%	1.17%	(0.17)%	1.00%

(1)	Other Expenses have been restated to exclude 0.04% in payments to the Manager incurred during the fiscal year ended December 31, 2014, as recoupment for fees and/or expenses that the Manager waived or reimbursed in a prior fiscal year pursuant to the Portfolio’s contractual expense limitation. No additional recoupment is available to be paid to the Manager under such limitation in the current fiscal year or in future periods.
(2)	Total Annual Portfolio Operating Expenses After Expense Reductions reflect the effect of two contractual arrangements entered into by the Manager, each effective beginning on January 1, 2016. Pursuant to the first arrangement, the Manager has contractually agreed to observe, through April 30, 2017, an irrevocable waiver of a portion of its management fees, which reduces the contractual rate by 0.05%, from 0.70% to 0.65%. Under the second arrangement, the Manager has entered into an Expense Limitation Agreement with the Trust, under which the Manager has contractually agreed to temporarily waive its management fee and/or reimburse the Portfolio through April 30, 2017 to the extent that Total Annual Portfolio Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.00% for the Portfolio. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Portfolio shares for the time periods indicated, your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. These Examples do not take into account the fees and expenses of Affiliated Funds or Variable Contracts (each as defined below) through which investors may invest indirectly into the Portfolio. If they did, expenses would be higher. The Examples are based, for the first year, on Total Annual Fund Operating Expenses after Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Portfolio	1 Year	3 Years	5 Years	10 Years
NFJ Dividend Value	$102	$355	$627	$1,405

Within the Management of the Funds section, the “Expense Limitation Arrangement” sub-section is hereby revised in its entirety as follows:

With respect to the Portfolio, the Manager has contractually agreed to irrevocably waive its Management Fee or reimburse the Portfolio until April 30, 2017 to the extent that Total Annual Portfolio Operating Expenses, excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.00% of the Portfolio’s average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 333-182079 and 811-22712

PREMIER MULTI-SERIES VIT

Supplement Dated December 29, 2015 to the

Statement of Additional Information Dated April 27, 2015 (as supplemented thereafter)

Disclosure Relating to All Series (each, a “Portfolio,” and collectively, the “Portfolios”)

Within the Management of the Trust section, the first table in the “Management Agreement” sub-section is hereby revised in its entirety as follows:

The Manager currently receives a monthly investment management fee from each Portfolio at the following annual rates (based on the average daily net assets of the Portfolio):

Portfolio	Management Fee Rate
NFJ Dividend Value Portfolio(1)	0.70%
RCM Dynamic Multi-Asset Plus VIT Portfolio	0.70%

(1)	Effective January 1, 2016, the Manager has contractually agreed to observe, through April 30, 2017, an irrevocable waiver of a portion of its management fees, which reduces the contractual rate by 0.05%, from 0.70% to 0.65%.

Within the Management of the Trust section, the “Expense Limitation Arrangements” sub-section is hereby revised in its entirety as follows:

With respect to the NFJ Dividend Value Portfolio, the Manager has contractually agreed until April 30, 2017 to irrevocably waive its Management Fee or reimburse the Portfolio, to the extent that Total Annual Portfolio Operating Expenses, excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.00% of the Portfolio’s average net assets. With respect to the RCM Dynamic Multi-Asset Plus VIT Portfolio, the Manager has contractually agreed until April 30, 2016 to irrevocably waive its Management Fee or reimburse the Portfolio, to the extent that Total Annual Portfolio Operating Expenses, excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.20% of the Portfolio’s average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Within the Management of the Trust section, the first paragraph of disclosure in the “Sub-Advisory Agreements —NFJ” sub-section is hereby revised in its entirety as follows:

Pursuant to the Sub-Advisory Agreement between the Manager and NFJ (the “NFJ Sub-Advisory Agreement”), NFJ serves as the Sub-Adviser and provides investment advisory services to NFJ Dividend Value Portfolio. Pursuant to the terms of the Sub-Advisory Agreement, NFJ is responsible for managing, either directly or through others selected by it, the investment of NFJ Dividend Value Portfolio’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Trust) pays NFJ a monthly fee for the Portfolio at the annual rate

(based on the average daily net assets of the Portfolio) of 0.455%. Effective January 1, 2016, the Manager (not the Trust) will pay NFJ a monthly fee for the Portfolio at the annual rate (based on the average daily net assets of the Portfolio) of 0.405%.

Please retain this Supplement for future reference.